UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 6, 2008

                        Commission File Number 000-52263


                              CAVIT SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

           Florida                                              03-0586935
  (State or Other Jurisdiction                               (I.R.S Employer
of Incorporation or Organization)                         Identification Number)

                      1600 South Dixie Highway, Suite 500,
                            Boca Raton, Florida 33432
                    (Address of principal executive offices)

                                  (561)544-6988
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 ELECTION OF DIRECTORS

     On October 6, 2007, the Board of Directors appointed Ms. Margaret Smyth to serve as a Director.

     Ms. Smyth is the Vice President of Operations of Falcon East Inc., the largest importer/manufacturer of fabric, fabric covered wood and matting to the picture framing industry on the East Coast. Aside from daily management of office personnel and shipping/receiving, operations also include weekly payroll, inventory/ordering, warehousing, distribution and fulfillment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Date: October 9, 2008                  Cavit Sciences, Inc.


                                       By: /s/ Colm J. King
                                           -------------------------------------
                                           Colm J. King
                                           President and Chief Executive Officer

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